SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2001

MEDICAL ASSURANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12129	63-1137505
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

100 Brookwood Place, Birmingham, Alabama 35209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 877-4400

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
Credit Agreement, dated May 10, 2001
Term Loan Note
Term Loan Note
Term Loan Note
Term Loan Note
Term Loan Note
Revolver Note
Revolver Note
Revolver Note
Revolver Note
Revolver Note
Pledge and Security Agreement
Pledge and Security Agreement

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit Reference Number	Exhibit Description

10.1	Credit Agreement, dated May 10, 2001, among ProAssurance Corporation, as Borrower, SouthTrust Bank, as Lead Arranger, Syndication Agent and Administrative Agent, Bank of America, N.A., as Co-Arranger, and the lenders party thereto.

10.2	Term Loan Note, dated May 10, 2001, in the amount of $36,666,667, between ProAssurance Corporation, as Borrower, and SouthTrust Bank, as Lender.

10.3	Term Loan Note, dated May 10, 2001, in the amount of $22,000,000, between ProAssurance Corporation, as Borrower, and Bank of America, N.A., as Lender.

10.4	Term Loan Note, dated May 10, 2001, in the amount of $18,333,333, between ProAssurance Corporation, as Borrower, and AmSouth Bank, as Lender.

10.5	Term Loan Note, dated May 10, 2001, in the amount of $18,333,333, between ProAssurance Corporation, as Borrower, and Regions Bank, as Lender.

10.6	Term Loan Note, dated May 10, 2001, in the amount of $14,666,667, between ProAssurance Corporation, as Borrower, and LaSalle Bank, N.A., as Lender.

10.7	Revolver Note, dated May 10, 2001, in the amount of $13,333,333, between ProAssurance Corporation, as Borrower, and SouthTrust Bank, as Lender.

10.8	Revolver Note, dated May 10, 2001, in the amount of $8,000,000 between ProAssurance Corporation, as Borrower, and Bank of America, N.A., as Lender.

10.9	Revolver Note, dated May 10, 2001, in the amount of $6,666,667, between ProAssurance Corporation, as Borrower, and AmSouth Bank, as Lender.

10.10	Revolver Note, dated May 10, 2001, in the amount of $6,666,667, between ProAssurance Corporation, as Borrower, and Regions Bank, as Lender.

10.11	Revolver Note, dated May 10, 2001, in the amount of $5,333,333, between ProAssurance Corporation, as Borrower, and LaSalle Bank, N.A., as Lender.

10.12	Pledge and Security Agreement, dated May 10, 2001, made by Medical Assurance, Inc., as Pledgor, in favor of SouthTrust Bank, as Administrative Agent.

10.13	Pledge and Security Agreement, dated May 10, 2001, made by ProAssurance Corporation, as Pledgor, in favor of SouthTrust Bank, as Administrative Agent.

Item 9.     Regulation FD Disclosure.

      On May 10, 2001, ProAssurance Corporation entered into a $150 million Credit Agreement with a group of financial institutions led by SouthTrust Bank. The Credit Agreement provides ProAssurance with a term loan of up to $110 million and a revolving loan of up to $40 million. ProAssurance will use the term loan to help fund the cash consideration payable to Professionals Group shareholders in connection with the consolidation of Medical Assurance and Professionals Group under the ownership of ProAssurance. ProAssurance will use the revolving loan for general corporate purposes. The obligation of the lenders to fund both the term loan and the revolving loan is contingent upon the completion of the consolidation and certain other conditions described in the Credit Agreement filed herewith.

      On May 10, 2001, Medical Assurance issued a press release announcing that it had finalized financing arrangements for the planned consolidation of Medical Assurance and Professionals Group. The press release was filed as a Form 8-K filing by Medical Assurance on May 10, 2001 (the “Original 8-K”). Medical Assurance hereby amends the Original 8-K to include the Credit Agreement and other loan documents being filed herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL ASSURANCE, INC.

Date: May 18, 2001	By: /s/ James J. Morello

Name: James J. Morello Its: Treasurer (Principal Financial Officer and Principal Accounting Officer)